Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 8:-	SUBSEQUENT EVENTS

On July 28, 2025, the Company completed a public offering (the “July 2025 Offering”) for aggregate gross proceeds (without taking into account any from any future exercises of warrants) of $5,000 gross proceeds (approximately $4,200 net of issuance cost). The Company issued to the holder from the July 2025 Offering (i) 375,000,000 ordinary shares (represented by 1,250,000 ADSs, (ii) 7,083,333 pre-funded warrants to purchase up to 2,124,999,900 of the Company’s ordinary shares (represented by 7,083,333 ADSs (the “Pre-Funded Warrants”), and (iii) 16,666,666 warrants to purchase up to 4,999,999,800 of the Company’s ordinary shares (represented by 16,666,666 ADSs (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”), at an exercise price of $0.002 per share or ($0.60 per ADS) and accompanying Common Warrants, and at an exercise price of $0.002 per share or ($0.599 per Pre-Funded Warrant and accompanying Common Warrants.

The Pre-Funded Warrants will be immediately exercisable at a nominal exercise price ($0.001 per ADS) and may be exercised at any time until exercised in full. The Common Warrants have an exercise price of $0.002 per share ($0.60 per ADS), are immediately exercisable, and expire on the two-year anniversary of the date of issuance.

As part of the July 2025 Offering, the Company incurred an aggregate issuance cost of $760 recorded net of the Company’s additional paid in capital. The Company also issued to the placement agent warrants equal to 7.0% of the aggregate number of ordinary Shares represented by 174,999,993 ordinary Shares (represented by 583,333 ADSs), at an exercise price of $0.003 per share ($0.75 per ADS) and a term expiring on July 28, 2029.